                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            ON TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------

                           ON TECHNOLOGY CORPORATION
                                 Waltham Woods
                       880 Winter Street, Building Four
                               Waltham, MA 02451

Dear Stockholder:

   An Annual Meeting of Stockholders of ON Technology Corporation (the "Company") will be held at the offices of Epstein Becker & Green, P.C., 111 Huntington Avenue, Boston, Massachusetts at 10:00 a.m., Boston time, on Thursday, May 16, 2002.

   At the Annual Meeting, you will be asked to consider and vote upon (i) the election of two directors to serve until the Annual Meeting of the Stockholders held in the year 2005, (ii) the ratification of the Board of Directors' selection of Arthur Andersen LLP as the Company's independent auditors, (iii) an amendment to the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 30,000,000 to 50,000,000, (iv) the adoption of a 2002 Employee and Consultant Stock Option Plan, and (v) the adoption of a 2002 Directors Stock Option Plan.

   In the material accompanying this letter, you will find a Notice of Annual Meeting of Stockholders, a Proxy Statement relating to the actions to be taken by the Company's stockholders at the Annual Meeting, and a Proxy. The Proxy Statement more fully describes and includes information about the matters for consideration at the Annual Meeting.

   All of the Company's stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, however, please complete, sign, date and return your Proxy in the enclosed envelope. It is important that your shares be represented and voted at the Annual Meeting. If you attend the Annual Meeting, you may vote in person as you wish, even though you have previously returned your Proxy.

                                          Sincerely,

                                          Robert L. Doretti
                                          President and Chief Executive Officer

                           ON TECHNOLOGY CORPORATION
                                 Waltham Woods
                       880 Winter Street, Building Four
                               Waltham, MA 02451

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 16, 2002

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of ON Technology Corporation, a Delaware corporation (the "Company"), that will be held at the offices of Epstein Becker & Green, P.C., 111 Huntington Avenue, Boston, Massachusetts at 10:00 a.m., Boston time, on Thursday, May 16, 2002, for the following purposes:

    1. To elect two Class I Directors to serve until the Company's Annual Meeting of Stockholders held in 2005 and their successors are duly elected and qualified;

    2. To ratify the selection of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002;

    3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 30,000,000 to 50,000,000;

    4. To approve the adoption of a 2002 Employee and Consultant Stock Option Plan;

    5. To approve the adoption of a 2002 Directors Stock Option Plan; and

    6. To transact such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

   Stockholders of record at the close of business on March 19, 2002 are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal offices of the Company.

                                          By Order of the Board of Directors

                                          Steven R. Wasserman
                                          Secretary

Waltham, Massachusetts
April 1, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. BY RETURNING YOUR PROXY CARD, YOU WILL ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY, OF COURSE, VOTE YOUR SHARES IN PERSON EVEN THOUGH YOU HAVE SENT IN YOUR PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           ON TECHNOLOGY CORPORATION
                                 Waltham Woods
                       880 Winter Street, Building Four
                               Waltham, MA 02451

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of ON Technology Corporation (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at Epstein Becker & Green, P.C., 111 Huntington Avenue, Boston, Massachusetts, at 10:00 a.m., Boston time, on Thursday, May 16, 2002, and at any postponement or adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and the accompanying proxy card are being mailed on or about April 1, 2002 to the stockholders of record as of the close of business on March 19, 2002 (the "Record Date").

                              GENERAL INFORMATION

Solicitation of Proxies

   The Company will pay the cost of soliciting proxies from stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or other electronic means or personal solicitation by directors, officers or employees of the Company. The Company has also engaged the firm of Georgeson Shareholder Communications Inc. to assist it in the distribution and solicitation of proxies. The estimated fee is $5,800 plus $5 per call fees for any individual solicitation plus expenses.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked in writing (including by delivery of a later dated proxy) or in person by notifying the Secretary of the Meeting, in writing, at any time prior to the voting of the proxy.

Voting of Proxies

   If the enclosed proxy card is properly executed and returned to the Company, all shares represented thereby will be voted as indicated therein. If a proxy is returned without instructions, all shares represented thereby will be voted FOR the nominees named therein, FOR the ratification of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002, FOR the approval of an amendment to the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 30,000,000 to 50,000,000, FOR the approval of the adoption of a 2002 Employee and Consultant Stock Option Plan, and FOR the approval of the adoption of a 2002 Directors Stock Option Plan.

Voting Rights and Outstanding Shares

   On the Record Date there were 23,030,593 outstanding shares of Common Stock (excluding 15,000 shares held in treasury), which is the only class of stock outstanding and entitled to vote at the Meeting. The holders of such shares will be entitled to cast one vote for each share held of record as of the Record Date. On the Record Date, the closing sales price of the Common Stock on
the Nasdaq National Market was $[      ] per share.

   The holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy will be counted for purposes of determining whether a quorum exists at the Meeting.

   The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote is required to ratify the selection of Arthur Andersen LLP as the Company's independent auditors, to adopt the Company's 2002 Employee and Consultant Stock Option Plan, and to adopt the Company's 2002 Directors Stock Option Plan. The affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock entitled to vote will be required to approve the increase of the Company's authorized Common Stock. Abstentions and shares held by brokers that are present, but not voted because the brokers do not have the discretionary authority to vote such shares as to a particular matter, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present. Abstentions will have the same effect as a negative vote. Broker non-votes, on the other hand, will have no effect on the outcome of the vote.

          SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

   The following table sets forth, as of March 19, 2002, certain information relating to the beneficial ownership of Common Stock by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock;
(ii) each director of the Company; (iii) the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"); and (iv) the directors and Named Executive Officers of the Company as a group:

                                                                                            Percent of
                                                                        Number of Shares      Common
                      Name of Beneficial Owner                        Beneficially Owned(1)  Stock(2)
                      ------------------------                        --------------------- ----------
Robert L. Doretti(3).................................................         756,242           3.2%
Steven R. Wasserman(4)...............................................          49,375             *
Ram Sudama(5)........................................................          78,125             *
Ibrahim Ayat.........................................................              --             *
Harald Faulhaber(6)..................................................         107,811             *
Robert P. Badavas (7)................................................          50,000             *
John Cassarini(8)....................................................          12,500             *
Paul C. O'Brien(9)...................................................           5,000             *
Louis J. Rupnik(10)..................................................           5,000             *
Special Situations Funds(11).........................................       6,221,196          27.0%
Hathaway & Associates, Ltd...........................................       1,800,000           7.8%
All directors and named executive officers as a group (9 persons)(12)       1,064,053           4.5%

--------
* Less than 1%
1. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable. The number of shares beneficially owned by each person is determined under rules promulgated by the Securities and Exchange Commission (the "SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days from March 19, 2002 through the exercise of any stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.
2. The percentages shown in this column are calculated from the 23,030,593 shares of Common Stock actually outstanding on March 19, 2002, plus with respect to each person, the number of shares that such person has the right to acquire within 60 days from March 19, 2002 as set forth in this table. Such shares of one person are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

3. Includes 426,925 shares issuable upon exercise of stock options that are exercisable within 60 days from March 19, 2002 and 329,317 shares owned by Mr. Doretti, 225,000 of which remain subject to repurchase rights in favor of the Company.
4. Includes 44,375 shares issuable upon exercise of stock options that are exercisable within 60 days from March 19, 2002 and 5,000 shares owned by Mr. Wasserman.
5. Includes 78,125 shares issuable upon exercise of stock options that are exercisable within 60 days from March 19, 2002.
6. Includes 81,117 shares issuable upon exercise of stock options that are exercisable within 60 days from March 19, 2002 and 26,694 shares owned by Mr. Faulhaber.
7. Includes 50,000 shares issuable upon exercise of fully vested stock options.
8. Includes 12,500 shares issuable upon exercise of fully vested stock options.
9. Includes 5,000 shares issuable upon exercise of fully vested stock options.
10. Includes 5,000 shares issuable upon exercise of fully vested stock options.
11. Includes Special Situations Fund III, L.P., Special Situations Private Equity Fund, L.P., Special Situations Cayman Fund, L.P., Special Situations Technology Fund, L.P., MGP Advisers Limited Partnership, MG Advisers, L.L.C., AWM Investment Company, Inc., SST Advisers, L.L.C., Austin W. Marxe and David Greenhouse. Disclosure is based, in part, on information included in a Schedule 13D filed with the SEC in November 2001 by the Special Situation Funds.
12. Includes an aggregate of 703,042 shares of Common Stock issuable pursuant to stock options exercisable within 60 days from March 19, 2002.

The above table does not include any shares of Common Stock currently held by Castle Creek Technology Partners LLC, or shares of Common Stock issuable upon the exercise of a Warrant held by Castle Creek. The Warrant, by its terms, cannot be exercised at any time to the extent that the exercise would result in Castle Creek having beneficial ownership of more than 4.9% of the total number of shares of the Company outstanding at the time of exercise. As of March 19, 2002, 550,437 shares of Common Stock remain available for issuance upon the exercise of the Warrant.

                             ELECTION OF DIRECTORS
                                 (Proposal 1)

   The Company has a classified Board of Directors consisting of two Class I Directors, two Class II directors and two Class III directors. The Class I, Class II and Class III directors currently serve until the Annual Meetings of Stockholders to be held in 2002, 2003 and 2004, respectively, and until their respective successors are duly elected and qualified. At each Annual Meeting, directors are elected for a full term of three years to succeed those whose terms are expiring.

   The terms of office for the Class I directors are currently expiring and the directors currently serving on the Board are nominated for election at the Meeting. The persons named in the proxy will vote to elect as directors Mr. John Cassarini and Mr. Paul C. O'Brien unless the proxy is marked otherwise. Currently, there is one vacant seat on the Board for one Class II Director. Pursuant to Delaware law and the Company's By-laws, the vacancies may be filled by a vote of the majority of the members of the Board then in office.

   The Class I directors will be elected to hold office until the Annual Meeting of Stockholders in 2005 and until each of their successors is duly elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if the nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by the Board.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                        IN FAVOR OF THE NAMED NOMINEES

Board of Directors

   The table below sets forth for the current directors, including the Class I nominees to be elected at this Meeting, certain information with respect to age and background.

                                                        Director
Name                                                Age  Since    Position with the Company
----                                                --- --------  -------------------------
Nominees for Class I Directors to be elected at the
Annual Meeting:
John Cassarini..................................... 36    2001   Director
Paul C. O'Brien.................................... 62    2001   Director
Class II Director:
Louis J. Rupnik.................................... 60    2001   Director
Class III Directors:
Robert P. Badavas.................................. 49    1998   Director
Robert L. Doretti.................................. 59    2000   Director, President and CEO

Executive Officers

The executive officers of the Company as of March 19, 2002 are as follows:

       Name                Age         Position with the Company
       ----                ---         -------------------------
       Robert L. Doretti.. 59  President and Chief Executive Officer
       Steven R. Wasserman 45  Vice President, Finance, Chief Financial
                                 Officer and Secretary
       Ram Sudama......... 53  Chief Technical Officer
       Ibrahim Ayat....... 38  Vice President, Americas Field Operations
       Harald Faulhaber... 42  Vice President, European Operations

Business Experience of Officers, Directors and Nominees for Director

   Robert L. Doretti has served as President, Chief Executive Officer and Director of the Company since February 2000. Mr. Doretti also joined the Board on February 2000 as a Class III Director to fill a vacant seat. Prior to joining the Company, Mr. Doretti served as President and Chief Executive Officer at Thinking Machines Corporation from February 1995 to June 1999.

   Steven R. Wasserman has served as Vice President of Finance, Chief Financial Officer and Secretary of the Company since January 2001. From January 2000 until November 2000, Mr. Wasserman served as Vice President of Corporate Finance at The Pioneer Group, Inc. From November 1996 until January 2000, he served as Assistant Treasurer of GTECH Holdings Corp. From January 1981 until November 1996 he served in a variety of positions with EG&G, Inc., leaving the company as its Director of Investments and Financial Analysis.

   Ram Sudama has served as Chief Technical Officer of the Company since October 1998. Previously, Mr. Sudama served as a technology advisor to the Board of Directors of Teradyne, Inc. from January 1998 through September 1998 and as President of Sandalwood Studios, Inc. from June 1997 through December 1997. From November 1996 through May 1997, Mr. Sudama was Chief Technical Officer for Borland International Inc. (now known as Inprise Corporation), providing technical direction for enterprise strategy, and Vice President of Technology for Open Environment Corp. from August 1993 through October 1996.

   Ibrahim Ayat has served as Vice President, Americas Field Operations of the Company since June 2001. Previously, Mr. Ayat served as Vice President, Western Sales Support, of Kabira Technologies from October 2000 through March 2001 and was Vice President, Sales Support & Services, of Novadigm, Inc. from July 1997 through October 2000.

   Harald Faulhaber has served as Vice President, European Operations of the Company since September 2001, as Vice President, Central Southern Europe from January 2001 through September 2001, and as Director of Sales, Central Southern Europe from November 1997 through December 2000. From January 1997 through October 1997, Mr. Faulhaber was Manager of Strategic Alliances, Central and Eastern Europe for Applix Inc.

   Robert P. Badavas joined the Board in August 1998 as a Class III Director to fill a vacant seat. Mr. Badavas has been Senior Principal Chief Operating Officer of Atlas Venture since September 2001. From December 1995 through September 2000, Mr. Badavas served as President and Chief Executive Officer of Cerulean Technology, Inc., which specializes in wireless mobile information software. In September 2000, Cerulean was acquired by Aether Systems, Inc. From September through November 2000, Mr. Badavas managed Aether Mobile Government division, which consisted of Cerulean's business. From November 2000 through June 2001, Mr. Badavas served as Senior Corporate Advisor, Office of the Chairman, for Aether Systems. Mr. Badavas also serves as a member of the Board of Directors for RSA Security, Inc., a company listed on the Nasdaq National Market which provides authentication and security technology, services and products.

   John Cassarini joined the Board in January 2001 as a Class I Director to fill a vacant seat. Mr. Cassarini is currently Senior Vice President of Ingalls & Snyder and Portfolio Manager of I&S Technology Partners. Mr. Cassarini served as a Portfolio Manager at Awad Asset Management from August 1999 until July 2000, as a Portfolio Manager at Rho Management from May 1997 until July 1999. Prior to May 1997, Mr. Cassarini served with Smith Barney / Travelers.

   Paul C. O'Brien joined the Board in November 2001 as a Class I Director to fill a vacant seat. Mr. O'Brien has been President of The O'Brien Group, Inc., a telecommunications investment and consulting firm, since January 1995. Mr. O'Brien also serves as a member of the Board of Directors of Mangosoft Inc., a company listed on the OTC Bulletin Board which develops Internet enabling business software solutions.

   Louis J. Rupnik joined the Board in November 2001 as a Class II Director to fill a vacant seat. Since April 1998, Mr. Rupnik has been President of Top Line, LLC, a strategy and marketing consulting firm that provides services to technology, private equity, and acquisition advisory firms. From April 1997 through April 1998, Mr. Rupnik was Senior Vice President of Business Development of Xerox Corp.

Committees of the Board of Directors

   The Board has established a Compensation Committee and an Audit Committee. The Board does not maintain a Nominating Committee or a committee performing similar functions.

   The Compensation Committee is comprised of four members of the Board:
Messrs. Badavas, Cassarini, O'Brien and Rupnik, with Mr. Doretti serving as an ex-officio non-voting member. The principal functions of the Compensation Committee are to review the Company's compensation programs and policies, to establish compensation for the Company's executive officers, to review and approve annual bonuses to be paid to such executive officers, and to administer the Company's various stock option plans.

   The Audit Committee is comprised of four members of the Board: Messrs. Badavas, Cassarini, O'Brien and Rupnik. The principal functions of the Audit Committee are to nominate the accounting firm to be appointed as the Company's independent certified public accountants and to review the plan and scope of the audit, the report of the audit upon its completion and the adequacy of the Company's internal accounting procedures and controls. The Audit Committee also maintains a continuing review of the nature and extent of all services provided to the Company by such accountants and evaluates their fees and the effects of such services upon their independence.

   The Board has determined that the members of the Audit Committee are independent directors as defined in the Audit Committee Charter and the National Association of Securities Dealers listing standards. The Audit Committee Acts under a written charter adopted and approved on June 12, 2000, a copy of which was included as an appendix to the Company's proxy statement in 2001. The Audit Committee has considered whether the provision of tax compliance and preparation services by the independent auditor to the Company is compatible with maintaining auditor independence and believes that the provision of such services is compatible.

Independent Auditors Fees and Other Matters

   Audit Fees. Arthur Andersen LLP billed the Company an aggregate of approximately $188,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001.

   Financial Information Systems Design and Implementation Fees. Arthur Andersen LLP did not bill the Company for any professional services rendered to it and its affiliates for the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation of its information system or the management of its local area network.

   All Other Fees. Arthur Andersen LLP billed the Company an aggregate of approximately $363,000 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001, of which approximately $249,000, $103,000 and $11,000 related to income tax compliance and advisory services, audit-related services, and sales and use tax advisory services, respectively.

Audit Committee Report

   The Audit Committee has (i) reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001; (ii) discussed with Arthur Andersen LLP, the Company's independent auditor, the matters required to be discussed by Statement on Accounting Standards 61 (Codification of Statements on Accounting Standards, AU (S)380);
(iii) received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditor the auditor's independence; and (iv) based on the review and discussions referred to above, recommended to the Board that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          By the Audit Committee of the Board
                                            of Directors:
                                          Robert P. Badavas
                                          John Cassarini
                                          Paul C. O'Brien
                                          Louis J. Rupnik

   The forgoing Audit Committee Report shall not be deemed to be incorporated by reference into any of the Company's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by the Company in any such filing.

Meetings and Compensation of Directors

   During 2001, the Board met in person five times, the Compensation Committee met in person four times and the Audit Committee met in person four times. The Board met by telephonic means seven times, and the Audit Committee met by telephonic means one time, during 2001.

   In 2001, Directors who were not employees of the Company received a fee of $4,000 for attendance at each regular and special meeting of the Board, a fee of $2,000 for attendance at each meeting of the Audit or Compensation Committees if the director was a member of such committee, and a fee of $650 for attendance at each telephonic meeting of the Board or the Audit or Compensation Committees, if the director was a member of such committee. Effective January 11, 2002, the Board voted to reduce the cash compensation which each was entitled to receive for attendance at Board and committee meetings. Directors who are not employees of the Company receive a fee of $2,000 for in-person attendance at each regular and special meeting of the Board, a fee of $1,000 for in-person attendance at each meeting of the Audit or Compensation Committees if the director is a member of such committee, and a fee of $500 for attendance at each telephonic meeting of the Board or the Audit or Compensation Committees, if the director is a member of such committee. A Director who attends by teleconference a meeting that is otherwise held in person is compensated as if he or she had attended in person. Directors who are not employees of the Company are additionally reimbursed for out-of-pocket expenses incurred in attending Board meetings and are eligible to receive options under the Company's 1995 Directors Stock Option Plan. Please see "Compensation Committee Interlocks and Insider Participation" below for additional information about compensation of the Company's directors. If Proposal 5 (Adoption of the 2002 Directors Stock Option Plan) is approved by the stockholders, the Directors will be eligible to receive options under the 2002 Directors Stock Option Plan. Directors who are employees of the Company are not compensated for their service on the Board or any committee thereof.

Section 16(a) Beneficial Ownership Reporting Compliance

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied except for the following due clerical oversight: one Form 3 and three Forms 5 were inadvertently not filed on behalf of Robert P. Badavas, a director of the Company, to report his initial statement of beneficial interest upon becoming a director and his receipt of two stock option grants in 1998 and one stock option grant in each of 1999 and 2000; one Form 3 and three Forms 5 were inadvertently not filed on behalf of Gina Bornino Miller, a former director of the Company who resigned on December 31, 2001, to report her initial statement of beneficial interest upon becoming a director and her receipt of two stock options grants in 1998 and one stock option grant in each of 1999 and 2000; one Form 3 was inadvertently not filed on behalf of John Cassarini, a director of the Company, to report his initial statement of beneficial interest upon becoming a director; and one Form 4 and one Form 5 were inadvertently not filed on behalf of Robert L. Doretti, the Company's President and Chief Executive Officer, to report his receipt and exercise of a right to purchase restricted stock in 2000 and his receipt of one stock option grant in 2000.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary of Cash and Certain Other Compensation

   The following table sets forth information with respect to the compensation, for the last three fiscal years, of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers who received compensation in excess of $100,000 during fiscal year 2001.

                                  Annual Compensation           Long-Term Compensation
                                ----------------------- --------------------------------------
                                                        Restricted  Securities
                                                          Stock     Underlying    All Other
Name and Principal Position     Year Salary($) Bonus($) Awards($)   Options(#) Compensation($)
---------------------------     ---- --------- -------- ----------  ---------- ---------------
Robert L. Doretti(1)........... 2001  272,917  155,875        --      100,000          --
  President and Chief           2000  229,167  135,900   300,000(2) 1,106,847          --
  Executive Officer             1999       --       --        --           --          --
Steven R. Wasserman(3)......... 2001  160,000   43,856        --      142,000          --
  Chief Financial Officer,      2000       --       --        --                       --
  Vice President, and Secretary 1999       --       --        --
Ram Sudama..................... 2001  180,000   31,578        --       30,000          --
  Chief Technical Officer       2000  177,628   31,350        --       30,000          --
                                1999  167,067   87,463        --       30,000          --
Ibrahim Ayat(4)................ 2001   98,157   96,804        --       75,000          --
  Vice President,               2000       --       --        --           --          --
  Americas Field Operations     1999       --       --        --           --          --
Harald Faulhaber(5)............ 2001  114,490  173,391    55,000           --      11,365
  Vice President, European      2000       --       --        --           --          --
  Operations                    1999       --       --        --           --          --

--------
1. Mr. Doretti joined the Company as President and Chief Executive Officer in February 2000.
2. Mr. Doretti exercised a right to purchase 300,000 shares of restricted stock for $0.10 per share.
3. Mr. Wasserman joined the Company as Vice President, Finance, Chief Financial Officer and Secretary in January 2001.
4. Mr. Ayat joined the Company as Vice President, Americas Field Operations in June 2001.
5. Mr. Faulhaber was promoted to Vice President, European Operations in October 2001.

                    STOCK OPTION GRANTS IN FISCAL YEAR 2001

   The following table shows information with respect to stock options granted to each Named Executive Officer during fiscal year 2001.

                                                                   Potential Realizable
                                                                     Value at Assumed
                                                                  Annual Rates of Stock
                                                                  Price Appreciation for
                                  Individual Grants                   Option Term(3)
                    --------------------------------------------- ----------------------
                               % of Total
                    Number of   Options
                    Securities Granted to
                    Underlying Employees    Exercise
                     Options   in Fiscal     Price     Expiration
Name                Granted(1)    Year    ($/Share)(2)    Date      5%($)      10%($)
----                ---------- ---------- ------------ ----------  -------    --------
Robert L. Doretti..  100,000       7.9%     $1.4375     01/26/11  $90,404    $229,100
Steven R. Wasserman  142,000      11.2%     $0.7500     01/02/11  $66,977    $169,734
Ram Sudama.........   30,000       2.4%     $1.4375     01/26/11  $27,121    $ 68,730
Ibrahim Ayat.......   75,000       5.9%     $0.7500     07/26/11  $35,575    $ 89,648
Harald Faulhaber...   30,000       2.4%     $1.4375     01/26/11  $27,121    $ 68,730
                      25,000       1.9%     $1.0400     10/25/11  $16,351    $ 41,437

--------
1. The options were granted under the Company's 1992 Employee and Consultant Stock Option Plan. Options are generally subject to the employee's continued employment. The exercise of a portion of the options will be accelerated in the event of certain occurrences including the sale of the Company, the sale of all or substantially all of the Company's assets or a change in control of the Company. An individual's eligibility to exercise vested options generally terminates 90 days after the termination of such individual's employment relationship with the Company.
2. The exercise price per share of each option was determined by the Board to be equal to the fair market value per share of Common Stock at the date of grant, with the exception of the exercise price per share of options granted to Mr. Wasserman, which was determined by the Board to be equal to the fair market value per share of the Common Stock at the date of commencement of Mr. Wasserman's employment with the Company.

3. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, and the date on which the options are exercised.

Employment Agreements

   Mr. Doretti joined the Company as President and Chief Executive Officer in February 2000 pursuant to the terms of an Offer Letter dated January 31, 2000 (the "Doretti Offer"). While no formal employment agreement exists between the Company and Mr. Doretti, the Doretti Offer provides for salary increases and bonuses as the Company's Board may determine from time to time. The Doretti Offer also provides that upon termination without cause, Mr. Doretti shall continue to receive his then-current salary and benefits for a twelve month period and any cash bonus earned but not yet paid for completed quarters and fiscal years as well as a prorated amount of the quarterly and annual cash bonus for the quarter and fiscal year during which such termination of employment occurs. Additionally, Mr. Doretti entered into a Consulting Agreement with the Company on December 28, 2000. This Consulting Agreement provides for a two year consulting period commencing on the date of the closing of a transaction resulting in a change of control of the Company. Mr. Doretti is entitled to receive a base salary of $250,000 per annum during the two year consulting period.

   Mr. Wasserman assumed the positions of Vice President, Finance, Chief Financial Officer and Secretary in January 2001 pursuant to the terms of an Offer Letter dated December 14, 2000, as amended on October 31, 2001 (the "Wasserman Offer"). While no formal employment agreement exists between the Company and Mr. Wasserman, the Wasserman Offer provides for salary increases and bonuses as the Company's Board may determine from time to time. The Wasserman Offer also provides that upon termination other than for cause, disability or death prior to a change of control, Mr. Wasserman shall be entitled to a cash payment equal to (a) any accrued, earned or deferred salary and benefits as of the date of termination, plus (b) a prorated amount of 25% of his annual target bonus, plus (c) his then current annual base salary and total annual target bonus. Additionally, Mr. Wasserman shall be entitled to continue to receive his then-current benefits for twelve months or until such benefits are available from a subsequent employer on at least as favorable terms and shall be credited with twelve months post termination for the purposes of determining eligibility for retiree benefits. The Wasserman Offer also provides that the foregoing payment shall be paid if Mr. Wasserman's employment is terminated other than for cause, disability or death, or by Mr. Wasserman for good reason (as defined therein), within one year of a change of control.

   Mr. Sudama joined the Company as Chief Technical Officer in October 1998 pursuant to the terms of an Offer Letter dated October 20, 1998 ("Sudama Offer"). While no formal employment agreement exists between the Company and Mr. Sudama, the Sudama Offer provides for salary increases and bonuses as the Company's Board may determine from time to time. The Sudama Offer also provides that if Mr. Sudama's employment is terminated or substantially diminished in nature or status in connection with a transaction resulting in a change of control of the Company, he shall be entitled to a severance payment equal to six months' salary.

   Mr. Ayat joined the Company as Vice President, Americas Field Operations in June 2001 pursuant to the terms of an Offer Letter dated May 30, 2001 ("Ayat Offer"). While no formal employment agreement exists between the Company and Mr. Ayat, the Ayat Offer provides for salary increases and bonuses as the Company's Board may determine from time to time. The Ayat Offer also provides that if Mr. Ayat's employment is deemed to be terminated involuntarily for reasons other than cause prior to March 31, 2002, he shall be entitled to salary and benefits continuation for six months, plus a prorated portion of bonus payments due, but unpaid.

   Mr. Faulhaber's employment with the Company as Sales Director, Central and Southern Europe was re-defined pursuant to the terms of an Engagement Agreement dated January 1, 2000 ("Faulhaber Agreement"). The Faulhaber Agreement has a five year term and provides for a base salary and annual incentive bonuses, in addition to other benefits. The Faulhaber Agreement also provides that if Mr. Faulhaber's employment is terminated without cause, he shall be entitled to six months base salary and benefits and six months of his average incentive bonus and incentive compensation, subject to proration if such termination occurs within the final six months of the agreement.

   The following table shows information with respect to stock options held as of December 31, 2001 by the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL-YEAR END OPTION VALUES

                                                         Number of Securities         Value of Unexercised
                                                    Underlying Unexercised Options    In-the-Money Options
                                                       at December 31, 2001 (#)    at December 31, 2001 ($)(1)
                                                    ------------------------------ ---------------------------
                    Shares Acquired      Value
       Name         on Exercise (#) Realized ($)(2) Exercisable      Unexercisable Exercisable   Unexercisable
       ----         --------------- --------------- -----------      ------------- -----------   -------------
Robert L. Doretti..       --              --          315,326           891,521      $    --       $173,250
Steven R. Wasserman       --              --               --           142,000      $    --       $343,640
Ram Sudama.........       --              --           56,875            70,625      $60,598       $ 80,884
Ibrahim Ayat.......       --              --               --            75,000      $    --       $181,500
Harald Faulhaber...       --              --           62,907           134,093      $60,945       $158,959

--------
1. Calculated based on the fair market value per share of the underlying securities at December 31, 2001 ($3.17) minus the per share exercise price.
2. Calculated based on the fair market value of the underlying securities on the exercise date minus the exercise price of such options.

        REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

   The Company's executive compensation program is determined by the Compensation Committee of the Board (the "Compensation Committee"), which is comprised of non-employee directors. The Compensation Committee approves compensation policies for the executive officers of the Company and oversees the general compensation policies of the Company. The Compensation Committee has furnished the following report for fiscal year 2001.

Compensation Philosophy and Goals

   During 2001, the goals of the Company's executive compensation program remained constant: to attract, retain and motivate the most talented individuals available in the Company's market. The elements of compensation encompassed in the program include base salary, annual cash incentive compensation and awards of stock options under the Company's incentive compensation plans. The competitiveness of the Company's executive compensation approach is reviewed annually and validated with external salary surveys generally available to the Company through professional affiliations.

   The Company utilizes four guiding principles for its executive compensation approach, which are set forth below. These principles are established to design, fund and administer the program and form the framework for decision making.

   Stockholder Interests--The financial interests of the stockholders are the major consideration in the design, funding and administration of all executive compensation programs.

   Executive Compensation--The value of all tangible compensation components to the executive compensation program are considered in the aggregate. Consideration of individual components is only performed in the context of the total executive compensation program.

   Group and Individual Achievement--The Company's performance-based executive compensation program reflects a balancing of group and individual achievement.

   Sustained Performance--An emphasis is placed on the long-term executive compensation incentives while maintaining an annual cash compensation program capable of producing focus on near-term results and milestones.

Components of Compensation

   Target Annual Cash Compensation. Each executive position in the Company is compared to similar positions in comparable companies for which data are available. From this comparison, annual target cash compensation is set to reflect compensation standards in the industry. The Compensation Committee gathers data from independent consultants and, after conferring with the President of the Company on the salaries for senior management (excluding his own salary), sets annual salary levels in the first quarter of each year. The target annual cash compensation is broken into two separate components: a base salary and an incentive bonus. During 2001, the Compensation Committee reviewed the target annual cash compensation levels of all executive officers who were employed at the Company and, based on the performance of the Company and these executives, approved increases of 0% to 10% for such executive officers. Mr. Faulhaber's annual cash compensation was increased by 34.4%, commensurate with his promotion to Vice President, European Operations from Vice President, Central Southern Europe in September 2001, which significantly increased his duties and responsibilities.

   In reviewing the comparable levels of compensation for Chief Executive Officers, the Compensation Committee determined that Mr. Doretti's compensation as the Company's Chief Executive Officer was reasonable in light of industry information regarding the range of salaries offered to chief executive officers of comparable companies and the business judgment of the members of the Compensation Committee. Mr. Doretti's equity compensation was structured to reward Mr. Doretti upon the Company's financial success.

   Base Salary. In general, the Compensation Committee sets the base salary component of total target annual cash compensation at approximately 25% to 50% of the total cash compensation for executive officers. The intention of the Compensation Committee is to leave a significant portion of target annual cash compensation subject to the performance of the Company.

   Incentive Bonus. The Compensation Committee awards incentive bonuses as part of total annual cash compensation based on the achievement by the Company of certain financial targets for annual revenue and/or operating income and the achievement by individual executives of certain strategic objectives. The Company's financial objectives relate entirely to an annual business plan that is submitted in December by the executive team and the individual executive's strategic objectives relate to goals established by the executive and members of the Board for personal success within the Company. The bonus system is intended to stimulate successful execution of the annual business plan. The bonus plan allows for quarterly (partial) payments of executive bonuses, with the balance of executive bonuses payable only after completion of the audit following each fiscal year. No incentive bonuses are paid to sales executives unless achievement is at least 60% of the annual business plan at various milestones throughout each fiscal year. No incentive bonuses are paid to other executives unless achievement is at least 91.5% of the annual business plan at various milestones throughout each fiscal year.

   Equity Incentives. The Compensation Committee believes that the executive compensation program of the Company must motivate the executive officers of the Company to create core economic value which results in long-term appreciation in the price of the Common Stock, thus aligning the interests of employees with the interests of the Company's stockholders and providing a strong incentive for key executive to remain in the employ of the Company. Additionally, the appropriate use of equity incentives is a valuable tool in recruiting new executives for the Company. The Compensation Committee believes that, in the case of a growth-oriented business such as the Company, a substantial portion of the compensation of executive officers should be contingent on appreciation in value of the stockholders' investments. Based on the foregoing principles, in 2001 the Compensation Committee awarded options for 100,000 shares to Robert
L. Doretti, 142,000 shares to Steven R. Wasserman, 30,000 shares to Ram Sudama, 75,000 shares to Ibrahim Ayat, and 55,000 shares to Harald Faulhaber.

   The Committee believes that for fiscal year 2001 the remaining key executives of the Company had adequate stock and option packages to provide them with an appropriate incentive to maximize short-term and long-term shareholder value. The Committee intends to review the status of equity incentives for senior executives in 2002 and thereafter to insure that key executives of the Company are appropriately motivated and rewarded.

Certain Tax Considerations

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a tax deduction to publicly held companies for compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers. Compensation based on performance is not subject to this deduction limit, if certain requirements are met. Based on the compensation awarded to Mr. Doretti, and the other executive officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. The Compensation Committee intends to continue to structure its compensation program to comply with
Section 162(m).

                                          The Compensation Committee
                                          Robert P. Badavas
                                          John Cassarini
                                          Paul C. O'Brien
                                          Louis J. Rupnik

Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board currently consists of Messrs. Badavas, Cassarini, O'Brien and Rupnik. Each of the current non-employee directors is entitled to receive compensation in the form of cash and options to purchase Common Stock for their services as directors. Mr. Badavas, elected to the Board in 1998, received options pursuant to the Company's 1995 Directors Stock Option Plan, as amended, (the "95 Plan") to purchase 10,000 shares of Common Stock on each of August 11, 1998, February 26, 1999, April 28, 2000 and April 26, 2001, at a per share price of $2.6875, $1.688, $3.8125 and $1.00, respectively. Additionally, in consideration of the reduction in Board fees from July 1999 through April 2000, Mr. Badavas received from the Company for attendance at board and committee meetings, options to purchase 10,000 shares of Common Stock under the 1992 Employee and Consultant Stock Option Plan at a price per share equal to the fair market value of the Company's Common Stock on the date of grant. These options are fully exercisable. In consideration for his requested participation in discussions of various strategic opportunities being pursued by the Company in 2001, Mr. Badavas also received $4,000 for each in-person strategic meeting and $650 for each telephonic strategic meeting. Mr. Cassarini, elected to the Board in 2001, received options pursuant to the 95 Plan to purchase 2,500 shares of Common Stock on January 26, 2001 at a price per share of $1.4375 and to purchase 10,000 shares on April 26, 2001 at a price per share of $1.00. These options are fully exercisable. Each of Messrs. O'Brien and Rupnik, elected to the Board in 2001, received options pursuant to the 95 Plan to purchase 5,000 shares of Common Stock on November 2, 2001 at a per share price of $1.15. These options are fully exercisable. Each of Messrs. Badavas, Cassarini, O'Brien and Rupnik also receive options pursuant to the Director's Plan to purchase 10,000 shares of Common stock on the anniversary of the Company's annual meeting. These options are fully exercisable. No director or executive officer of the Company and no member of its Compensation Committee is, or was during the year ended December 31, 2001, a director or compensation committee member of any other business entity that had a director that sits on the Company's Board of Directors or Compensation Committee. If Proposal 5 (Adoption of the 2002 Directors Stock Option Plan) is approved by the stockholders, the Directors will be eligible to receive options under the 2002 Directors Stock Option Plan.

                       COMPARISON OF STOCKHOLDER RETURN

   The line graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq Total U.S. Index and the Nasdaq Computer and Data Processing Index, resulting from an initial assumed investment of $100 in each, and assuming the reinvestment of any dividends, for the period beginning on the date of the Company's initial public offering on August 1, 1995 and ending on December 31, 2001. Stock price performance shown in the Performance Graph for the Common Stock is historical and not necessarily indicative of future price performance. The Common Stock was sold at its initial offering at a price of $15.00 per share, and the closing sales price of the Common Stock on the Nasdaq National Market on December 31, 2001 was $3.17.

                                    [CHART]

Comparison of Shareholder Return


              ONTC         Nasdaq          Nasdaq - Computer Index
1996          100          100             100

1997           24.42       122.11          119.32

1998           25.58       171.08          218.81

1999          258.14       318.11          448.72

2000            8.72       193.63          249.98

2001           58.98       153.36          189.37



                      RATIFICATION OF ARTHUR ANDERSEN LLP
                     AS THE COMPANY'S INDEPENDENT AUDITORS
                                 (Proposal 2)

   The Board has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting. Arthur Andersen LLP has served as the Company's auditors since 1987. The Company has no disagreements with Arthur Andersen LLP and the Board believes Arthur Andersen to be highly qualified and is satisfied with the services that Arthur Andersen LLP performs on the Company's behalf. Due to the recent highly publicized events affecting Arthur Andersen LLP, however, the Board, in consultation with the Company's management, has developed a contingency plan if, for whatever reason, it is no longer in the best interests of the Company and the stockholders to retain Arthur Andersen LLP as the Company's auditors. If necessary, the Board anticipates that it would select one of the remaining "big five" accounting firms (namely, Deloitte & Touche LLP, Ernst & Young LLP, KPMG LLP or PricewaterhouseCoopers LLP) to serve as the Company's independent auditors.

   Representatives of Arthur Andersen LLP will be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Stockholder ratification of the selection of Arthur Andersen LLP is not required by the Company's Certificate of Incorporation or By-laws or otherwise. The Board, however, is submitting the selection of Arthur Andersen LLP to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain Arthur Andersen LLP.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                            IN FAVOR OF PROPOSAL 2

            AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
       TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY
                                 (Proposal 3)

   The Board has approved an amendment to Article 4 of the Company's Certificate of Incorporation to increase the number of shares of Company Common Stock from 30,000,000 to 50,000,000.

   The Company currently has authorized 30,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. The Board has approved and recommends to the Company's stockholders the following amendment to the Company's Certificate of Incorporation, that would amend the first paragraph of Article Fourth to read as follows:

       "Fourth. Authorized Stock.

       The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 52,000,000 shares, $.01 par value, which shall consist of 50,000,000 shares of Common Stock, $.01 par value per share ("Common Stock"), and 2,000,000 shares of undesignated Preferred Stock, $.01 par value per share ("Preferred Stock")."

   The primary reason for amending the Certificate of Incorporation to increase the number of authorized shares of Common Stock is that the Company currently has only 696,543 shares of Common Stock authorized which are not issued and outstanding or reserved for issuance under the Company's existing stock option plans. The Board believes that the Company may require additional shares of Common Stock for future acquisitions, option grants or other corporate purposes. The Board believes that the complexity of customary financing as well as employment and acquisition transactions require that the Board be able to respond promptly and effectively to opportunities that involve the issuance of shares of Common Stock.

   The flexibility of the Board to issue additional shares of Common Stock could enhance the Board's ability to negotiate on behalf of stockholders should a proposed takeover arise. Although it is not the purpose of the proposed amendment and the Board is not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of Common Stock also could be used by the Board to discourage, delay or make more difficult a change in control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board in opposing a hostile takeover bid. The issuance of additional shares of Common Stock might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding shares.

   There can be no assurance that the number of shares of Common Stock to be authorized pursuant to the above amendment will be sufficient to cover the issuance of shares in connection with any acquisitions or the issuance of shares to employees and consultants pursuant to the exercise of stock options which may, in the reasonable discretion of the Board, need to be granted in the future. To the extent that the number of shares authorized are insufficient to meet these needs, the Company may request an additional amendment to its Certificate of Incorporation to authorize additional shares of Common Stock. While the Company regularly evaluates and discusses potential acquisitions, the Company currently has no understandings, agreements or commitments with respect to any acquisitions.

   If the proposed amendment is approved, all or any part of the authorized but unissued shares of Common Stock or preferred stock may thereafter be issued without further approval from the stockholders, except as may be required by law, the Certificate of Incorporation or By-laws of the Company, or the policies of any stock exchange or stock market on which the shares of stock of the Company may be listed or quoted, for such purposes and on such terms as the Board may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock or preferred stock, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock or preferred stock in order to maintain their proportionate ownership.

   The proposed amendment will not affect the rights of existing holders of Common Stock, except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership of the Company.

   If this proposal is adopted by the Company's stockholders, it will become effective on the date a certificate of amendment is filed to amend the Company's Certificate of Incorporation, which the Company will endeavor to do as soon as practicable after the Meeting.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                            IN FAVOR OF PROPOSAL 3

                                  ADOPTION OF
              THE 2002 EMPLOYEE AND CONSULTANT STOCK OPTION PLAN
                                 (Proposal 4)

Approval of the Company's 2002 Employee and Consultant Stock Option Plan

   On February 6, 2002, the Board approved, subject to future stockholder approval, the 2002 Employee and Consultant Stock Option Plan (the "Stock Option Plan"). A copy of the Stock Option Plan appears as Appendix A to this Proxy Statement. Considering that the Company's 1992 Employee and Consultant Stock Option Plan expires in 2002, the Board has determined that having the Stock Option Plan is necessary to attract and retain qualified individuals as employees, consultants and advisors. Approximately 700,000 shares are expected to be unissued and not subject to purchase under the Company's 1992 plan at the time it expires. The 1,600,000 shares authorized for issuance under the Stock Option Plan, subject to adjustment in accordance with the terms of the Stock Option Plan, represent the total number of options to purchase shares and awards of restricted stock available for grant or issuance under the Stock Option Plan regardless of the number of options previously granted, whether exercised or not by such optionees. The Stock Option Plan remains subject to approval by the stockholders of the Company at the Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Meeting, in person or by proxy, is necessary to approve the amendment and restatement of the Stock Option Plan.

Description of the 2002 Employee and Consultant Stock Option Plan

   The Stock Option Plan provides for the grant of options which will qualify as "incentive stock options" under Section 422 of the Code, and nonstatutory stock options, which will not so qualify. The Stock Option Plan also provides for the sale of shares of Common Stock to Company employees, consultants and advisors, subject to certain repurchase obligations in favor of the Company ("Restricted Stock"). The purpose of the Stock Option Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and certain consultants or advisors to, the Company who are expected to contribute to the future growth and success of the Company.

Administration of the Stock Option Plan

   The Stock Option Plan is administered by the Board, whose construction and interpretation of the terms and provisions of the Stock Option Plan, and the stock option and restricted stock agreements issued pursuant to the Stock Option Plan, is final and conclusive. The Board has the authority to adopt, amend and repeal rules and regulations relating to the Stock Option Plan and to determine the terms and conditions of the respective option and restricted stock agreements and to make all other determinations as it shall deem necessary or desirable for the administration of the Stock Option Plan. No member of the Board may be liable for any action or determination relating to the Stock Option Plan made in good faith. The Board has, to the full extent permitted by or consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), delegated any or all of its powers under the Stock Option Plan to the Compensation Committee. Unless the context otherwise requires, all references to the Board in the Sections of this Proxy Statement dealing with the Stock Option Plan shall mean such Compensation Committee or the Board.

   Pursuant to the Stock Option Plan, the Board may, in its sole discretion, grant options to purchase shares of the Company's Common Stock, issue shares upon exercise of such options as provided in the Stock Option Plan, and enable individuals to purchase shares of Restricted Stock. With respect to the grant of such options or the sale of Restricted Stock under the Stock Option Plan to officers or directors of the Company (as defined for purposes of Rule 16b-3), the selection of the recipient, the determination of whether to grant an option or Restricted Stock, the timing of the grant, the exercise price and the number of shares must be determined by either (i) the Board, of which all the members shall be disinterested persons, or (ii) a committee of two or more directors having full authority to act, all of the members of which shall be disinterested persons. For purposes of the Stock Option Plan, a director shall be deemed to be a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

Shares Subject to the Stock Option Plan

   The total number of shares authorized for issuance under the Stock Option Plan is 1,600,000. If an option granted under the Stock Option Plan expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Stock Option Plan. Similarly, if the Company elects to repurchase shares of Restricted Stock under the Stock Option Plan, such repurchased shares will be available for regrant.

   The Stock Option Plan contains provisions for the disposition of options granted thereunder in the event of a consolidation, merger or sale of substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or property of any other corporation or business entity or in the event of a liquidation of the Company. As stockholders in the Company, holders of Restricted Stock would be treated similarly to other stockholders of the Company, subject to the repurchase provisions in the applicable stock restriction agreement.

   The Board may grant options under the Stock Option Plan in substitution for other options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as a result of a merger or consolidation of the employing corporation with the Company, or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The substitute options may be granted on such terms as the Board considers appropriate in the circumstances.

   If the outstanding shares of Common Stock of the Company are changed by reason of any merger, consolidation, sale of substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock-split, reverse stock-split, or other similar capital change in the Company's capital stock, the Board may appropriately adjust (i) the maximum number and kind of shares reserved for issuance under the Stock Option Plan,
(ii) the number and kind of shares or other securities subject to then outstanding options under the Stock Option Plan, and (iii) the price for each share subject to any then outstanding options under the Stock Option Plan, without changing the aggregate purchase price as to which such options remain exercisable, provided that no such adjustment shall be made if such adjustment would cause the Stock Option Plan to fail to comply with Section 422A of the Code or with Rule 16b-3.

General Terms and Conditions of the Stock Option Plan

   Types of Awards. The Stock Option Plan provides for the granting of options which will qualify as incentive stock options under Section 422 of the Code, nonstatutory stock options, which will not so qualify and awards to purchase shares of Restricted Stock. The Board may grant the holder of an option the right to convert that option into a right to purchase shares of Restricted Stock.

   Agreements. Each recipient of an option to purchase stock under the Stock Option Plan must execute an agreement which indicates whether the award is an incentive stock option or a nonstatutory stock option, whether or not such option is convertible into a right to purchase Restricted Stock and which contains the specific terms applicable to such option, including the exercise price, duration, time and method of exercise and such other terms and conditions of the grant as may be determined by the Board in accordance with the Stock Option Plan. The terms applicable to a specific option grant may vary among participants in the Stock Option Plan. Each purchaser of Restricted Stock under the Stock Option Plan must execute a stock restriction agreement which sets forth the repurchase obligations in favor of the Company, including the vesting schedule. The terms applicable to a specific sale of Restricted Stock may vary among participants in the Stock Option Plan.

   Exercise Price. The exercise prices for all rights granted under the Stock Option Plan are determined by the Board. In the case of an incentive stock option, this price may not be less than 100% (or 110% in the case of an option granted to a person holding more than 10% of the total combined voting power of all classes of stock of the Company) of the fair market value of the Common Stock on the date of grant.

   Nontransferability. Options and shares of Restricted Stock granted under the Stock Option Plan shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order (as defined in the Code) or (iii) pursuant to Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the holder, the options shall be exercisable only by the holder.

   Duration. Each option shall expire on such date as the Board shall be set forth in the applicable agreement. In the case of an incentive stock option, this expiration date may not be more than ten years from the date on which the option is granted (or five years in the case of options granted to persons holding more than 10% of the voting power of stock of the Company).

   Exercise. The period or periods during which any option granted under the Stock Option Plan may be exercised shall be determined by the Board. Options generally become exercisable over a four-year period beginning on the first anniversary of either the date of grant or the date of hire of an employee and continuing thereafter in equal quarterly installments. Options shall be considered outstanding until they have been either fully exercised or cancelled or have expired by reason of the lapse of time. The repurchase rights in favor of the Company applicable to Restricted Stock will generally lapse over a similar time period as the options so that the Company may no longer repurchase any shares of Restricted Stock from the holder after a four year period. Further, these repurchase restrictions shall begin to lapse as to 25% of the shares of Restricted Stock beginning on the first anniversary of either the date of grant or the date of hire of the employee and shall continue to lapse thereafter in equal quarterly installments over the next three years.

   Terms of Payment. The purchase price of any shares of Common Stock purchased upon exercise of an option granted under the Stock Option Plan shall be paid in full, at the time of exercise of the option, by delivery of cash or a check payable to the Company, or by such other methods as may be provided in the option agreement. The purchase price of any shares of Restricted Stock purchased from the Company under the Stock Option Plan shall be paid in full at the time the purchaser of such Restricted Stock enters into a stock restriction agreement with the Company, by delivery of cash, check or such other method as may be agreed to by the Company.

   Termination of Employment. The Board shall determine the period of time during which an optionholder may exercise an option granted under the Stock Option Plan following such optionholder's termination of employment, death or disability. Such periods shall be set forth in each optionholder's agreement. The Board shall also determine the period of time during which the Company may repurchase shares of Restricted Stock granted under the Stock Option Plan following such stockholder's termination of employment or other relationship with the Company, death or disability. No incentive stock option may be exercised unless, at the time of such exercise, the optionholder is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

      (a) an incentive stock option may be exercised within the period of three months after the date the optionholder ceases to be an employee of the Company (unless his or her option agreement specifies a shorter period or a longer period, in which case an exercise after such three-month period shall be treated as the exercise of a non-qualified option);

      (b) if the optionholder dies while employed by the Company, or within three months after the optionholder ceases to be an employee of the Company, the incentive stock option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (unless a shorter period is specified in the applicable option agreement); and

      (c) if the optionholder becomes disabled (as defined in Section 22(e)(3) of the Code or any successor provision thereto) while employed by the Company, the incentive stock option may be exercised within the period of one year after the date the optionholder ceases to be employed because of such disability (unless a shorter period is specified in the applicable option agreement).

   Notwithstanding the above, no option is exercisable after the expiration period as determined by the Board at the time of the grant.

   Limitations on the Incentive Stock Options. In addition to the provisions concerning incentive stock options which are described above, if an incentive stock option granted to any employee under the Stock Option Plan becomes exercisable for the first time by any employee during any one calendar year such that the aggregate fair market value of the Common Stock with respect to which incentive stock options are exercisable exceeds $100,000, the options to acquire stock in excess of the $100,000 shall be treated as nonstatutory stock options.

   Additional Restrictions. The Board may include additional provisions in any option or restricted stock agreement under the Stock Option Plan, including restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make or arrange for loans or to transfer other property to holders upon exercise or such other provisions as determined by the Board in accordance with the Stock Option Plan; provided that such additional provisions shall not be inconsistent with any other term or condition of the Stock Option Plan and shall not cause any incentive stock options granted under the Stock Option Plan to fail to qualify as incentive stock options within the meaning of Section 422 of the Code.

   Acceleration, Extension. The Board has the authority to accelerate the date on which an option granted under the Stock Option Plan may be exercised, to extend the dates during which options granted under the Stock Option Plan may be exercised or to accelerate the date on which the repurchase obligations with respect to Restricted Stock granted under the Stock Option Plan shall lapse.

   Cancellation and New Grant of Options. The Board has the authority to effect, at any time and from time to time, with the consent of the affected optionholders, (i) the cancellation of any or all outstanding options under the Stock Option Plan and (ii) the grant in substitution therefor of new options under the Stock Option Plan covering the same or different numbers of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.

   Eligibility. Options and awards of Restricted Stock under the Stock Option Plan may be granted to persons who are, at the time of the grant, employees of or consultants or advisors to (including any officers and directors who are employees of or consultants or advisors to), the Company or any of its subsidiaries, provided that incentive stock options may only be granted to persons who are eligible to receive such options under Section 422A of the Code. A person who has been granted options or purchased shares of Restricted Stock may, if he or she is otherwise eligible, be granted additional options or sold additional shares of Restricted Stock if the Board shall so determine. The Stock Option Plan provides additional limitations on the options that may be granted to a person who holds, directly or indirectly, more than 10% of the combined voting power of all classes of stock of the Company.

General Restrictions

   Optionholders under the Stock Option Plan generally have no rights as stockholders in the Company until the option is exercised and a stock certificate for such shares has been issued. Holders of Restricted Stock are stockholders in the Company. No certificates for Common Stock will be issued under the Stock Option Plan unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), any applicable listing requirements of any national securities exchange upon which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Participants may be required to represent and agree in writing, for themselves and for their transferees, that the stock acquired by him or them under the Stock Option Plan is being acquired for investment purposes.

   Nothing contained in the Stock Option Plan confers upon any participant any rights with respect to his or her employment by the Company.

   The Stock Option Plan does not provide that any person has or may create a lien on any funds, securities or other property held under the Stock Option Plan.

Effective Date; Amendment; Termination

   The Stock Option Plan was adopted by the Board on February 6, 2002, subject to shareholder approval. The Stock Option Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board, or (ii) the date on which all shares available for issuance under the Stock Option Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Stock Option Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with and subject to the terms and conditions of the Stock Option Plan and the appropriate option agreements.

   The Board has the power to amend the Stock Option Plan. No amendment may be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including Section 422 of the Code and Rule 16b-3 of the Exchange Act or any successor provisions thereto.

   The termination or any modification or amendment of the Stock Option Plan shall not, without the consent of any holder of options or Restricted Stock granted thereunder, affect his or her rights under any option or restricted stock agreement previously granted to him or her. With the consent of the holder so affected, the Board may amend outstanding agreements in a manner not inconsistent with the Stock Option Plan. The Board has the right to amend or modify (i) the terms and provisions of the Stock Option Plan and of any outstanding incentive stock option granted under the Stock Option Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Stock Option Plan and of any outstanding option or restricted stock agreement to the extent necessary to ensure the qualification of the Stock Option Plan under Rule 16b-3.

Federal Income Tax Treatment of Stock Options

   The following is a summary of the federal income tax treatment of incentive stock options, nonstatutory stock options and restricted stock awards. This summary is general and does not apply to gifts or any dispositions other than sales. Also, under certain circumstances, an optionholder may be entitled to a credit for alternative minimum tax previously paid. Additionally, in some individual cases, it will be important to consider the state and foreign tax consequences of participation in the Stock Option Plan and the effect, if any, of gift, estate and inheritance taxes.

   Incentive Stock Options. No taxable income will be recognized by the optionholder upon the grant or exercise of an incentive stock option granted under the Stock Option Plan (provided the difference between the option exercise price and the fair market value of the stock on the date of exercise must be included in the optionee's "alternative minimum taxable income" as described below), and no corresponding expense deduction will be available to the Company. Generally, if an optionholder holds shares acquired upon the exercise of an incentive stock option until the later of (i) two years from the grant of the option and (ii) one year from the date of transfer of the purchased shares to him or her (the "Statutory Holding Period"), any gain recognized by the optionholder upon a sale of such shares will be treated as a capital gain. The gain recognized upon the sale is the difference between the option price and the sale price of the stock. The net federal income tax effect on the holder of incentive stock options is to defer, until the stock is sold, taxation of any increase in the stock's value from the time of grant to the time of exercise, and to cause all such increase to be treated as capital gain.

   If the optionholder sells the stock prior to the expiration of the Statutory Holding Period (a "disqualifying disposition"), he or she will realize taxable income at ordinary income tax rates in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise less the option price or
(ii) the amount realized on sale less the option price, and the Company will receive a corresponding business expense deduction. Any additional gain will be treated as long-term capital gain if the shares are held for more than one year prior to the sale and as short-term capital gain if the shares are held for a shorter period. If the optionholder sells the stock for less than the option price, he or she will recognize a capital loss equal to the difference between the sale price and the option price. The loss will be a long-term capital loss if the shares are held for more than one year prior to the sale and a short-term capital loss if the shares are held for a shorter period.

   Special rules may apply to options held by directors and officers. If the optionholder making a disqualifying disposition is a person required to file reports under Section 16(a) of the Exchange Act, and the option was exercised within six months of the date of grant, the amount of taxable income realized at ordinary income tax rates (and the amount of the Company's business expense deduction) will be equal to the lesser of (i) the fair market value of the shares on the date that is six months after the date of grant less the option price of (ii) the amount realized on sale less the option price.

   For purposes of the "alternative minimum tax" applicable to individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonstatutory stock option. Thus, an optionholder must, in the year of option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income at a rate that starts at 26% and increases to 28% at higher income levels but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

   Non-Statutory Stock Options. No taxable income is recognized by the optionholder upon the grant of a nonstatutory option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price (and the Company is required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended). If such a person (executive officers and directors of the Company) exercised the option within six months of the date of grant, upon exercise of such option, no income will be recognized by the optionholder until six months have expired from the date the option was granted, and the income then recognized will include any appreciation in the value of the shares during the period between the date of exercise and the date six months after the date of the grant, unless the optionholder makes an election under Section 83(b) of the Code to have the difference between the exercise price and fair market value at the time of exercise recognized as ordinary income as of the time of exercise.

   The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

   Restricted Stock. Upon acquisition of stock pursuant to a restricted stock award under the Stock Option Plan, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. To the extent the stock is subject to certain types of vesting restrictions, however, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed upon receipt of the stock. In this case, the recipient will need to file an 83(b) election with the Internal Revenue Service. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments equal to an amount based on the ordinary income recognized by the recipient. Subject to the requirement of reasonableness,
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

   Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such capital gain or loss will be long-term or short-term depending on the length of time the stock was held from the date ordinary income was measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture under Section 16(b) of the Exchange Act.

   Withholding. The Company has the right to deduct from any payments otherwise due to an optionholder any federal, state or local taxes required by law to be withheld with respect to any shares issued upon exercise of options under the Stock Option Plan. Subject to the prior approval of the Company, which may be withheld in the Company's sole discretion, an optionholder may satisfy such tax obligations with shares of the Company's Common Stock.

Employee Retirement Income Security Act of 1974

   The Stock Option Plan is qualified under Section 401(a) of the Code and the Company believes that the Stock Option Plan is not subject to the Employee Retirement Income Security Act of 1974.

Resale of Shares by Officers and Directors

   Subject to shareholder approval of the Stock Option Plan, the Company intends to file a Registration Statement on Form S-8 pursuant to the Securities Act with the Securities and Exchange Commission covering the shares issued pursuant to the Stock Option Plan. Subject to the effectiveness of such registration statement, shares of Common Stock issued under the Stock Option Plan may be resold freely.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                            IN FAVOR OF PROPOSAL 4

                                  ADOPTION OF
                     THE 2002 DIRECTORS STOCK OPTION PLAN
                                 (Proposal 5)

Approval of the Company's 2002 Directors Stock Option Plan

   On February 6, 2002, the Board approved a 2002 Directors Stock Option Plan (the "Director Plan"). A copy of the Director Plan appears as Appendix B to this Proxy Statement. In light of market conditions, the Board has determined that having options that directors may receive pursuant to the Director Plan, which is directly tied to the directors' continued service on the Company's Board, is necessary to attract and retain qualified individuals as directors. The 400,000 shares authorized for issuance represent the total number of options to purchase shares available under the Director Plan regardless of the number of options previously granted, whether exercised or not by such optionees. The Director Plan is subject to approval by the stockholders of the Company at the Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Meeting, in person or by proxy, is necessary to approve the Director Plan.

Description of the 2002 Director Stock Option Plan

   The Director Plan provides for the grant of options to the Company's directors who are not employees. All options granted under the Director Plan are non-statutory options not intended to meet the requirements of Section 422 of the Code. The purpose of the Director Plan is to encourage ownership in the Company by outside directors of the Company, whose continued services are considered essential to the Company's future progress, and to provide them with a further incentive to remain as directors of the Company.

Administration of the Director Plan

   The Director Plan is administered and supervised by the Board. The members of the Board are elected by the stockholders of the Company, generally for three year staggered terms, in accordance with the provisions of the Company's Certificate of Incorporation and By-laws. Grants of stock options under the Director Plan and the amount and nature of the awards to be granted are automatic and non-discretionary in accordance with the provisions of the Director Plan. All questions of interpretation of the Director Plan or of any options issued under it, however, are determined by the Board and such determination is final and binding upon all persons having an interest in the Director Plan. The Board has the authority to delegate its authority under the Director Plan to a committee of the Board.

Shares Subject to the Director Plan

   The authorized shares in the Director Plan is 400,000 shares of the Company's Common Stock. If an option granted under the Director Plan expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Director Plan.

   The Director Plan contains provisions for the disposition of options in the event of a merger or consolidation (in which the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event of the sale of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company. If the outstanding shares of Common Stock of the Company are changed by reason of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate adjustment will be made in maximum number and kind of shares reserved for issuance under the Director Plan, the number and kind of shares or other securities subject to then outstanding options and the price for each share subject to any then outstanding options, without changing the aggregate purchase price as to which such options remain exercisable. In the event of a transaction resulting in a change of control of the Company, eligible Directors shall have the immediate right to exercise all shares covered by the options issued pursuant to the Directors Plan. Such exercise, if made, is irrevocable.

General Terms and Conditions of the Director Plan

   Types of Options. All options granted under the Director Plan are non-statutory options not intended to meet the requirements of Section 422 of the Code.

   Option Grant Dates. Beginning in 2003, options will be granted automatically to all eligible directors on the date of each Annual Meeting of the Company. Options will granted to new eligible directors on the date the eligible director is elected and qualified, prorated to reflect the number of months remaining until the next Annual Meeting of Stockholders of the Company. For example, a director elected in October would receive an option for 6,250 shares of Common Stock.

   Shares Subject to Option. Each option granted under the Director Plan shall be exercisable for 12,500 shares of Common Stock, except when prorated in the case of a new eligible director being elected and qualified.

   Option Exercise Price. The option exercise price per share for each option granted under the Director Plan equals (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of the grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date, such price is as reported on the nearest preceding date on which such price is reported) or (ii) if the Common Stock is not traded on the Nasdaq National Market System or an exchange, the fair market value per share on the date of grant as determined by the Board.

   Nontransferability of Options. Each option granted under the Director Plan by its terms is not transferable by the option holder otherwise than by will or by the laws of descent and distribution and must be exercised during the lifetime of the option holder only by such option holder.

   Duration; Exercise of Options. Each option expires ten years from the date on which the option is granted. Options are exercisable on a cumulative basis in three equal annual installments over a three year period, with the first installment exercisable one year from the date of grant. No option may be exercised more than 90 days after the option holder ceases to serve as a director of the Company for reasons other than the option holder's death.

   Exercise Period Upon Death. In the event of the option holder's death while a director of the Company, options which the option holder might have exercised but which have not yet been exercised may be exercised within one year after the date the option holder ceases to be a director by reason of death by the person or persons to whom the options holder's rights under the option shall pass by his or her will or by the laws of descent and distribution; provided, that no option may be exercised after the expiration of ten years from the date of grant.

   Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which they are exercised.
   Eligibility. Directors of the Company who are not employees of the Company or any subsidiary of the Company are eligible to participate in the Director Plan

General Restrictions

   Participants in the Director Plan generally have no rights as stockholders in shares of Common Stock until certificates for those shares have been issued. No certificates for Common Stock will be issued under the Director Plan unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange upon which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with. Participants may be required to represent and agree in writing, for themselves and for their transferees, that the stock acquired by him or them under the Director Plan is being acquired for investment purposes.

   Nothing contained in the Director Plan shall confer upon any participant any rights with respect to his or her employment by the Company.

   The Director Plan does not provide that any person has or may create a lien on any funds, securities or other property held under the Director Plan.

Effective Date, Amendment, Termination

   The Director Plan was adopted by the Board on February 6, 2002, subject to shareholder approval. Without approval of the stockholders of the Company, no revision or amendment shall change the number of shares subject to the Director Plan or change the designation of the class of directors eligible to participate in the Director Plan.

   The Director Plan shall terminate on February 5, 2012 and thereafter no further options shall be granted. All options outstanding at the time the Director Plan terminates shall continue in full force and effect in accordance with and subject to their terms and the terms and conditions of the Director Plan.

Federal Income Tax Treatment of Participation in the Director Plan

   The following is a summary of the federal income tax treatment of non-qualified stock options. This summary is general and does not apply to gifts or any dispositions other than sales. Also, under certain circumstances, an option holder may be entitled to a credit for alternative minimum tax previously paid. Additionally, in some individual cases, it will be important to consider the state and foreign tax consequences of participation in the Director Plan and the effect, if any, of gift, estate and inheritance taxes.

   No taxable income is recognized by the option holder upon the grant of a non-statutory option. The optionee must recognize as ordinary income in the year in which the option is exercised the amount by which the fair market value of the purchased shares on the date of exercise exceeds the option price. If such a person exercised the option within six months of the date of grant, upon exercise of such option, no income will be recognized by the option holder until six months have expired from the date the option was granted, and the income then recognized will include any changes in the fair market value of the shares during the period between the date of exercise and the date six months after the date of the grant, unless the option holder makes an election under
Section 83(b) of the Code to have the difference between the exercise price and fair market value at the time of exercise recognized as ordinary income as of the time of exercise.

   The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee. Any additional gain or any loss recognized upon the subsequent disposition of the purchased shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

Employee Retirement Income Security Act of 1974

   The Director Plan is qualified under Section 401(a) of the Code and the Company believes that the Director Plan is not subject to the Employee Retirement Income Security Act of 1974.

Resale of Shares by Officers and Directors

   Subject to shareholder approval of the Director Plan, the Company intends to file a Registration Statement on Form S-8 pursuant to the Securities Act with the Securities and Exchange Commission covering the shares issued pursuant to the Director Plan. Subject to the effectiveness of such registration statement, shares of Common Stock issued under the Director Plan may be resold freely.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
                            IN FAVOR OF PROPOSAL 5

       STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders that are intended to be presented at the Company's Annual Meeting of Stockholders in 2003 must be received at the Company's executive offices in Waltham, Massachusetts no later March 18, 2003, to be included in the proxy statement and proxy card related to such meeting.

                                 OTHER MATTERS

   The Board is not aware of any matter to be presented for action at the Meeting, other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form of proxy confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Steven R. Wasserman
                                          Secretary
   April 1, 2002

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001 is available without charge upon written request to: Investor Relations, ON Technology Corporation, Waltham Woods, 880 Winter Street, Building Four, Waltham, Massachusetts 02451.

                            ON TECHNOLOGY CORPORATION

                          2002 EMPLOYEE AND CONSULTANT

                         STOCK OPTION AND INCENTIVE PLAN

1.       Purpose.
         -------

         The purpose of this plan (the "Plan") is to secure for ON Technology Corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by employees and directors of and advisory committee members of and consultants to the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan contemplates the issuance of stock options and restricted stock.

2.       Administration of Plan.
         ----------------------

         (a) Administration. The Plan will be administered by the Board of
             --------------
Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan or issue shares of common stock in the Company pursuant to certain restrictions as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, stock restriction agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option and stock restriction agreements, which need not be identical; and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or stock restriction agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

         (b) Applicability of Rule 16b-3. Those provisions of the Plan which
             ---------------------------
make express reference to Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or which are required in order for certain option transactions to qualify for an exemption under Rule 16b-3, shall apply only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

         (c) Board Discretion. The terms of each Restricted Stock Award and each
             ----------------
option agreement need not be identical, and the Board need not treat Participants or optionees uniformly.

3.       Options and Restricted Stock.
         ----------------------------

         (a) Types of Options. Options granted pursuant to the Plan shall be
             ----------------
authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of
Section 422 of the Code ("Non-Statutory Options" and, together with Incentive Stock Options, "Options").

         (b) Eligibility for Option Grants. The persons eligible to receive
             -----------------------------
grants of stock options are as follows:

                  (i) Incentive Stock Options. Incentive Stock Options shall be
                      -----------------------
granted only to persons who are, at the time of grant, employees (including officers, directors and advisory committee members who are employees) of the Company. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of paragraph (b) of Section 11 are satisfied. The attribution of stock ownership provisions of Section 424(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

                  (ii) Non-Statutory Options. Non-Statutory options shall be
                       ---------------------
granted only to persons who are, at the time of grant, employees (including officers, directors and advisory committee members who are employees) or directors of or advisory committee members of or consultants to the Company. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

                  (iii) Grant of Options to Officers and Directors. From and
                        ------------------------------------------
after the registration of the Common Stock of the Company under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the selection of an officer or director as a participant in the plan and the timing, price and number of shares for which an option or options may be granted to such officer or director shall be determined either (i) by the Board of Directors, if all of the directors shall be "disinterested persons" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of two or more persons having full authority to act in the matter, of which all members shall be "disinterested persons." For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of paragraph
(c)(2) of Rule 16b-3 under the Exchange Act (or any successor rule), as such term is interpreted from time to time.

         (c) Conversion to Restricted Stock. The Board, in its discretion, may
             ------------------------------
choose, in any grant of an option or options under this Plan, to permit the holder thereof to accelerate such option and convert such option to a purchase of restricted stock as described in Section 3 below.

         (d) Restricted Stock. The Board may in its sole discretion grant
             ----------------
restricted stock awards or permit the acceleration and conversion of any option (each a "Restricted Stock Award") to any employee, director, advisory committee member or consultant of the Company (each such person a "Participant") to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount equal to the purchase price of the shares (which may not be less than the par value per share) and (ii) delivery to the Company by the Participant of a written stock restriction agreement evidencing the terms governing such Restricted Stock Award.

         (e) Terms and Conditions of Restricted Stock. The Board shall determine
             ----------------------------------------
the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

4.       Stock Subject to Plan.
         ---------------------

         Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,500,000 shares, all of which shares may be issued and sold pursuant to Incentive Stock Options granted under the Plan, non-statutory options under the Plan or Restricted Stock Awards under the Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. Shares of Common Stock repurchased by the Company under the terms of a Restricted Stock Award shall again be available for subsequent option or restricted stock grants under the Plan.

5.       Forms of Option Agreements and Stock Restriction Agreements.
         -----------------------------------------------------------

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors. Each option agreement shall state whether the options granted thereby are Incentive Stock Options or non-statutory options. As a condition to the purchase of shares pursuant to the grant of a Restricted Stock Award, each recipient of a Restricted Stock Award shall execute a stock restriction agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors and which shall include the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Restricted Stock Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Restricted Stock Award.

6.       Purchase Price.
         --------------

         (a) General. The purchase price per share of stock deliverable upon the
             -------
exercise of an option or pursuant to the grant of a Restricted Stock Award shall be determined by the Board of Directors, provided, however, that (i) in the case
                                         --------  -------
of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option (or less than 110% of such fair market value in the case of options described in paragraph (b) of Section 11); (ii) in the case of a non-statutory option, the exercise price shall be determined in the sole discretion of the Board of Directors, at the time of grant of such option; and
(iii) in the case of a Restricted Stock Award, the purchase price may not be less that the par value of such stock.

         (b) Payment of Purchase Price. Options and Restricted Stock Awards
             -------------------------
granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options or purchase price for such restricted stock, or, to the extent provided in the applicable option agreement or otherwise approved by the Board of Directors, by delivery to the Company of shares of Common Stock of the Company already owned by the optionee for at least six months and having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. If payment of an option exercise price is through shares already held by such optionee, such shares to be tendered in payment may not be shares acquired upon the earlier exercise of any incentive stock option unless the optionee has held such shares until at least two years after the date of grant of such incentive stock option or one year after the exercise of such incentive stock option. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined in accordance with the terms of the applicable option agreement.

7.       Option Period.
         -------------

         Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (b) of Section 11) and, in the case of non-statutory options, in no event after the expiration of ten years plus 30 days from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the Plan.

8.       Exercise of Options.
         -------------------

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of
Section 7 above.

9.       Non-transferability.
         -------------------

         (a) Options. No option granted under the Plan shall be assignable or
             -------
transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the optionee, the option shall be exercisable only by such person.

         (b) Restricted Stock. Except as the Board may otherwise determine or
             ----------------
provide in a Restricted Stock Award, Restricted Stock Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

10.      Effect of Termination of Employment.
         -----------------------------------

         (a) Options. No incentive stock option may be exercised unless, at the
             -------
time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that if and to the extent the option agreement or instrument so provides:

                  (i) the option may be exercised within the period of three months after the date the optionee ceases to be an employee (other than by reason of death or disability) of the Company (or within such lesser period as may be specified in the applicable option agreement);

                  (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                  (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement);

provided, however, that in no event may any option be exercised after the
--------  -------
expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

         (b) Restricted Stock. The Board shall determine the effect on
             ----------------
Restricted Stock Awards of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Restricted Stock Award or option agreement.

11.      Incentive Stock Options.
         -----------------------

         Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

                  (a) Dollar Limitation. If Incentive Stock Options granted to
                      -----------------
                  any employee under the Plan (and any other incentive stock option plans of the Company), in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000, then, to the extent required under the Code, the option to acquire such excess shall be treated as a non-statutory option.

                  (b) 10% Shareholder. If any employee to whom an Incentive
                      ---------------
                  Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
                  Code), then, to the extent required under the Code, the option shall be treated as a non-statutory option unless the following special provisions are applicable to the option granted to such individual:

                           (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                           (ii) The option exercise period shall not exceed five years from the date of grant.

12.      Additional Provisions.
         ---------------------

         (a) Additional Option Provisions. The Board of Directors may, in its
             ----------------------------
sole discretion, include additional provisions in any option granted under the Plan, including, without limitation, restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make or arrange for loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional
                                                  -------- ----
provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

         (b) Acceleration. The Board of Directors may, in its sole discretion,
             ------------
accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised.

13.      General Restrictions.
         --------------------

         (a) Investment Representations. The Company may require any person to
             --------------------------
whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Compliance With Securities Laws. Each option shall be subject to
             -------------------------------
the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14.      Rights as a Shareholder.
         -----------------------

         The holder of an option shall have no rights as a shareholder with respect to any shares covered by such option until the date of issue of a stock certificate to him or her for such shares. Except as provided below in Section 15, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.      Adjustments.
         -----------

         (a) General. If, as a result of a merger, consolidation, sale of all or
             -------
substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

         (b) Board Authority to Make Adjustments. Adjustments under this Section
             -----------------------------------
15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.      Reorganization.
         --------------

         (a) General. In the event of a consolidation or merger in which the
             -------
Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company (each, an "Organic Event"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive
                    --------
Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization, liquidation, sale or transfer unless exercised by the optionee within a specified number of days following the date of such notice, or (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

         (b) Substitute Options. The Company may grant options under the Plan in
             ------------------
substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

         (c) Parachute Awards. If, in connection with an Organic Event, a tax
             ----------------
under Section 4999 of the Code would be imposed on an optionholder or a Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of options or Restricted Stock Award which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the optionholder or Participant (the options or Restricted Stock Award not becoming so accelerated, realizable or vested, the "Parachute Awards"; provided, however, that if the "Aggregate
                                --------  -------
Present Value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the optionholder or Participant under Section 4999 of the Code in connection with the Organic Event, then the options or Restricted Stock Award shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "Aggregate Present Value" of an option or Restricted Stock Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this
Section 16(c) shall be made by the Company.

17.      No Special Employment Rights.
         ----------------------------

         Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee. Whether an authorized leave of absence or absence due to military or government service shall constitute termination of employment shall be determined at the time of such absence in accordance with the provisions of
Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

18.      Other Employee Benefits.
         -----------------------

         The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.      Amendment of the Plan.
         ---------------------

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee or Participant affected, the Board of Directors may amend outstanding option or stock restriction agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

20.      Withholding.
         -----------

         (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option, (ii) by delivering to the Company shares of Common Stock already owned by the optionee, or (iii) by delivering cash. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) 83(b) Election. When applicable, the Company will make available to
             --------------
each Participant a blank Form 83(b) for completion and filing by the Participant in the applicable office of the Internal Revenue Service; provided, however, that the Company shall be under no obligation to ensure that any such form is properly completed or filed. Except as expressly required by applicable tax laws, the Company shall have no liability with respect to any taxes due by reason of the Restricted Stock Award.

         (c) Notwithstanding the foregoing, in the case of an optionee subject to the reporting requirements of Section 16(a) of the Exchange Act, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under such Act.

21.      Cancellation and New Grant of Options.
         -------------------------------------

         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options.

22.      Effective Date and Duration of the Plan.
         ---------------------------------------

         (a) Effective Date. The Plan shall become effective when adopted by the
             --------------
Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months before or after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section
19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) Termination. The Plan shall terminate upon the earlier of (i) the
             -----------
close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors (or approval by shareholders, if earlier), or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                                                                       Exhibit A
                                                                       ---------

                            ON TECHNOLOGY CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

         1.       Grant of Option. ON Technology Corporation, a Delaware
                  ---------------
corporation (the "Company"), hereby grants to                  (the "Employee"),
an option,                                    ----------------
pursuant to the Company's 2002 Employee and Consultant Stock Option and
Incentive Plan (the "Plan"), to purchase an aggregate of              shares of
                                                         ------------
Common Stock, $0.01 par value ("Common Stock"), of the Company at a price of
$          per share, purchasable as set forth in and subject to the terms and
 ---------
conditions of this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

         2.       Incentive Stock Option. This option is intended to qualify as
                  ----------------------
an incentive stock option ("Incentive Stock Option") within the meaning of
Section 422 of the Code.

         3.       Exercise of Option and Provisions for Termination.
                  -------------------------------------------------

                  (a) Vesting Schedule. Except as otherwise provided in this
                      ----------------
Agreement, this option may be exercised prior to the tenth anniversary of the date of grant (or five years in the case of an option described in paragraph (b) of Section 11 of the Plan) (hereinafter the "Expiration Date") in installments as to not more than the number of shares and during the respective installment periods set forth in the table below. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.

                                                                 Total Number of
                     Exercise Period                          Shares Exercisable
                     ---------------                          ------------------

This option may not be exercised at any time on or after the Expiration Date.

                  (b) Exercise Procedure. Subject to the conditions set forth in
                      ------------------
this Agreement, this option shall be exercised by the Employee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Employee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

                  (c) Except as otherwise provided in this Section 3, this option may not be exercised unless the Employee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company. For all purposes of this option, (i) "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the "Successor Corporation") shall be considered for all purposes of this option to be employment by the Company.

                  (d) Exercise Period Upon Termination of Employment. If the
                      ----------------------------------------------
Employee ceases to be employed by the Company for any reason other than death or disability or a discharge for "cause," as provided below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only
                            -------- ----
to the extent that the Employee was entitled to exercise this option on the date of such cessation.

                  (e) Exercise Period Upon Death or Disability. If the Employee
                      ----------------------------------------
dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date while he or she is an employee of the Company, or if the Employee dies within three months after the Employee ceases to be an employee of the Company (other than as the result of a discharge for "cause" as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Employee (but in no event after the Expiration Date), by the Employee or by the person to whom this option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided that this option shall be
                                       -------- ----
exercisable only to the extent that this option was exercisable by the Employee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Employee," as used in this option, shall be deemed to include the estate of the Employee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Employee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                  (f) Discharge for Cause. If the Employee, prior to the
                      -------------------
Expiration Date, ceases his or her employment with the Company because he or she is discharged for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean any of the following as determined by the Company, which determination shall be conclusive: (i) breach of Employee's Employee Agreement or the terms of Employee's employment offer letter in any material respect; (ii) gross failure or habitual neglect to perform Employee's duties as an employee of the Company;
(iii) willful refusal or failure to comply with explicit, lawful directives of the Company or its Board of Directors given in good faith; (iv) conviction of a criminal felony; (v) fraud or embezzlement involving the assets of the Company or other material misappropriation of the Company's assets or funds; or (vi) willful misconduct or acts of bad faith with respect to the Company and its policies in connection with and related to Employee's employment.

         4.       Payment of Purchase Price.
                  -------------------------

                  (a) Method of Payment. Payment of the purchase price for
                      -----------------
shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Employee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

                  (b) Valuation of Shares Tendered in Payment of Purchase Price.
                      ---------------------------------------------------------
For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

                  (c) Delivery of Shares Tendered in Payment of Purchase Price.
                      --------------------------------------------------------
If the Employee exercises options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Employee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

                  (d) Restrictions on Use of Option Stock. Notwithstanding the
                      -----------------------------------
foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

         5.       Delivery of Shares. The Company shall, upon payment of the
                  ------------------
option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation
                                       -------------
requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

         6.       Non-transferability of Option. Except as provided in paragraph
                  -----------------------------
(e) of Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

         7.       No Special Employment Rights. Nothing contained in the Plan or
                  ----------------------------
this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which this option may be exercised. However, during the period of the Employee's employment, the Employee shall render diligently and faithfully the services which are assigned to the Employee from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which, directly or indirectly, would be inconsistent with the best interests of the Company.

         8.       Rights as a Shareholder. The Employee shall have no rights as
                  -----------------------
a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Employee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         9.       Adjustments.
                  -----------

                  (a) General. If, as a result of a merger, consolidation, sale
                      -------
of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.

                  (b) Board Authority to Make Adjustments. Adjustments under
                      -----------------------------------
this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

                  (c) Limits on Adjustments. No adjustment shall be made under
                      ---------------------
this Section 9 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Employee.

         10.      Mergers, Etc.
                  -------------

                  (a) General. In the event of a consolidation or merger in
                      -------
which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option (each, an "Organic Event"), the Employee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16 of the Plan.

                  (b) Acceleration. In the event of the occurrence of an Organic
                      ------------
Event after three months following the date hereof, the vesting schedule set forth in Section 3(a) of this Agreement shall be accelerated by 24 months, so that this option shall be exercisable with respect to that number of shares which would have been exercisable 24 months after the occurrence of such Organic Event, but for the occurrence of the Organic Event.

         11.      Withholding Taxes. The Company's obligation to deliver shares
                  -----------------
upon the exercise of this option shall be subject to the Employee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         12.      Limitations on Disposition of Incentive Stock Option Shares.
                  -----------------------------------------------------------
It is understood and intended that this option shall qualify as an "incentive stock option" as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one year after the day of the transfer of such shares to him, nor within two years after the grant of the option. If the Employee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within said periods, he or she will notify the Company in writing within ten days after such disposition.

         13.      Miscellaneous.
                  -------------

                  (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

                  (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                  (c) This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:                              ON TECHNOLOGY CORPORATION:

                  , 200_
------------------

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------

                              EMPLOYEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2002 Employee and Consultant Stock Option and Incentive Plan.

                                            EMPLOYEE


                                            ------------------------------------

                                            Address:
                                                     ---------------------------


                                            ------------------------------------

                                                                       Exhibit B
                                                                       ---------

                            ON TECHNOLOGY CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT

         1.       Grant of Option. ON Technology Corporation., a Delaware
                  ---------------
corporation (the "Company"), hereby grants to                  (the "Optionee")
                                              ----------------
an option, pursuant to the Company's 2002 Employee and Consultant Stock Option
and Incentive Plan (the "Plan"), to purchase an aggregate of              shares
                                                            -------------
of Common Stock, $0.01 par value ("Common Stock"), of the Company at a price of
$         per share, purchasable as set forth in, and subject to the terms and
  -------
conditions of, this option and the Plan. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Code.

         2.       Exercise of Option and Provisions for Termination.
                  -------------------------------------------------

                  (a) Vesting Schedule. Except as otherwise provided in this
                      ----------------
Agreement, this option may be exercised prior to the date 30 days after the tenth anniversary of the date of grant (hereinafter the "Expiration Date") in installments as to not more than the number of shares and during the respective installment periods set forth in the table below. The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option.

                                                                Total Number of
                              Exercise Period                 Shares Exercisable
                              ---------------                 ------------------

This option may not be exercised at any time on or after the Expiration Date.

                  (b) Exercise Procedure. Subject to the conditions set forth in
                      ------------------
this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 3. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

                  (c) Termination of Employment. If the Optionee ceases to be
                      -------------------------
employed by the Company or if the Optionee's consulting relationship is interrupted or terminated by the Company for any reason other than death or disability or a discharge for "cause," as provided below, this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation.

                  (d) Exercise Period Upon Death or Disability. If the Optionee
                      ----------------------------------------
dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) prior to the Expiration Date, while he or she is an employee of, advisory committee member of, or consultant to the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee of, advisory committee member of, or consultant to the Company (other than as the result of a discharge for "cause" or termination of a consulting relationship for "cause", in each case as specified in paragraph (f) below), this option shall be exercisable by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided that this option shall be exercisable only to the extent that this
-------- ----
option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee," as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee or pursuant to a qualified domestic relations order (as defined in the Code) or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

                  (e) Discharge for Cause. If the Optionee, prior to the
                      -------------------
Expiration Date, ceases his or her employment or consulting relationship with the Company because he or she is discharged or terminated for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. "Cause" shall mean any of the following as determined by the Company, which determination shall be conclusive: (i) breach of Employee's Employee Agreement or the terms of Employee's employment offer letter in any material respect; (ii) gross failure or habitual neglect to perform Employee's duties as an employee of the Company; (iii) willful refusal or failure to comply with explicit, lawful directives of the Company or its Board of Directors given in good faith; (iv) conviction of a criminal felony;
(v) fraud or embezzlement involving the assets of the Company or other material misappropriation of the Company's assets or funds; or (vi) willful misconduct or acts of bad faith with respect to the Company and its policies in connection with and related to Employee's employment.

         3.       Payment of Purchase Price.
                  -------------------------

                  (a) Method of Payment. Payment of the purchase price for
                      -----------------
shares purchased upon exercise of this option shall be made by delivery to the Company of cash or a check to the order of the Company in an amount equal to the purchase price of such shares, or by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, or by any combination of such methods of payment.

                  (b) Valuation of Shares Tendered in Payment of Purchase Price.
                      ---------------------------------------------------------
For the purposes hereof, the fair market value of any share of the Company's Common Stock which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

                  (c) Delivery of Shares Tendered in Payment of Purchase Price.
                      --------------------------------------------------------
If the Company permits the Optionee to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

                  (d) Restrictions Upon Use of Option Stock. Notwithstanding the
                      -------------------------------------
foregoing, no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

         4.       Delivery of Shares. The Company shall, upon payment of the
                  ------------------
option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

         5.       Non-transferability of Option. Except as provided in paragraph
                  -----------------------------
(e) of Section 2, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

         6.       No Special Employment or Consulting Rights. Nothing contained
                  ------------------------------------------
in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee or the continuation of the consulting relationship with the Optionee for the period within which this option may be exercised. However, during the period of the Optionee's employment or consulting relationship, the Optionee shall render diligently and faithfully the services which are assigned from time to time by the Board of Directors or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

         7.       Rights as a Shareholder. The Optionee shall have no rights as
                  -----------------------
a shareholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         8.       Recapitalization.
                  ----------------

                  (a) General. If, as a result of a merger, consolidation, sale
                      -------
of all or substantially
all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to the outstanding shares of Common Stock or other securities, the outstanding shares of Common Stock are increased or decreased, or are exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the number and kind of shares or other securities subject to this option and (ii) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.

                  (b) Board Authority to Make Adjustments. Adjustments under
                      -----------------------------------
this Section 8 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this option on account of any such adjustments.

         9.       Mergers, Etc.
                  ------------

                  (a) General. In the event of a consolidation or merger in
                      -------
which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, prior to the Expiration Date or termination of this option (each, an "Organic Event"), the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 16 of the Plan.

                  (b) Acceleration. In the event of the occurrence of an Organic
                      ------------
Event, after three months following the date hereof, the vesting schedule set forth in Section 3(a) of this Agreement shall be accelerated by 24 months so that this option shall be exercisable with respect to that number of shares which would have been exercisable 24 months after the occurrence of such Organic Event but for the occurrence of the Organic Event.

         10.      Withholding Taxes. The Company's obligation to deliver shares
                  -----------------
upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

         11.      Miscellaneous.
                  -------------

                  (a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

                  (b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

                  (c) This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:                              ON TECHNOLOGY CORPORATION:

         , 200_
---------

                                            By:
                                               ---------------------------------

                                            Title:
                                                  ------------------------------








                              OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2002 Employee and Consultant Stock Option and Incentive Plan.

                                            OPTIONEE




                                            ------------------------------------

                                            ADDRESS:
                                                     ---------------------------



                                            ------------------------------------

                                                                       Exhibit C
                                                                       ---------

                            ON TECHNOLOGY CORPORATION

                           Stock Restriction Agreement
                           ---------------------------

         THIS STOCK RESTRICTION AGREEMENT made as of the     day of     , 200
                                                         ---        ----     -
between ON Technology Corporation, a Delaware corporation (the "Company"), and
          (the "Stockholder").
---------

         For valuable consideration, receipt of which is acknowledged, the Company and the Stockholder agree as follows:

         1. Stock. The Stockholder has previously acquired            shares of
            -----                                          ----------
the common stock, par value $.01 per share, of the Company (the "Shares").

         The Stockholder agrees that the Shares will be subject to a right of repurchase by the Company as set forth in Section 2 of this Agreement (the "Repurchase Right") and the restrictions on transfer set forth in Section 3 of this Agreement.

         2. Repurchase of Shares. (a) If the Stockholder's employment with the
            --------------------
Company is terminated, either by the Company or the Stockholder, for any reason or for no reason (the date of such termination being hereinafter referred to as the "Termination Date"), then the Company shall have the right to repurchase at the Buyout Price (as defined below) the number of Shares set forth below; provided, however, that in the event that the Stockholder is terminated for
--------  -------
Cause (as defined in the option agreement pursuant to which the Shares were originally purchased), the Company shall have the right to repurchase all of the Shares at the Exercise Price.

                  (i) If the Termination Date occurs on or before             ,
                                                                  ------------
the Stockholder shall be entitled to retain       Shares and shall sell to the
                                            -----
Company        Shares;
        ------

                  (ii) If the Termination Date occurs after       but on or
                                                            -----
before      , the Stockholder shall be entitled to retain       Shares and shall
       -----                                              -----
sell to the Company       Shares; and
                    -----

                  (iii) If the Termination occurs after         , the
                                                        --------
Stockholder shall be entitled to retain all of the Shares.

         Any Shares required to be transferred and sold by the Stockholder to the Company pursuant to this Section 2 shall be repurchased by the Company at
$          per Share (as adjusted pursuant to Section 6 hereof, the "Buyout
 ---------
Price'), such consideration to be paid by the Company in cash or by check.

                  (b) Notwithstanding anything herein to the contrary, in the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company prior to the Termination Date (each, an "Organic Event"), then, in connection with the consummation of such Organic Event, the dates set forth in the vesting provisions of clause (a) shall be accelerated by 24 months and the number of Shares otherwise subject to repurchase by the Company pursuant to this Section 2 shall be automatically adjusted to reflect the acceleration of such dates.

         3.       Restrictions on Transfer. The Stockholder shall not sell,
                  ------------------------
assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares or any other equity interests of the Company, or any interest therein, unless and until such Shares and other equity interests are no longer subject to repurchase by the Company hereunder; provided, however, that the Stockholder may make transfers of
                   --------  -------
the Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit (except no such transfers shall be made pursuant to any divorce or separation proceedings unless the Board of Directors shall have approved such transfer and the Stockholder retains voting control over such Shares); provided, further, that such Shares shall remain subject to this
         --------  -------
Agreement and such transferee shall, as a condition to transfer, agree in writing to be bound by the terms of this Agreement.

         4.       Effect of Prohibited Transfer. The Company will not be
                  -----------------------------
required (a) to transfer on its books any of the Shares or other equity interests which has been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or other equity interests, or to pay dividends to, any transferee to whom any such Shares or other equity interests has been so sold or transferred.
In addition, in the event that any Shares or other equity interests are sold or transferred (including by operation of law or otherwise) in violation of any of the provisions set forth in this Agreement, the Company will have the right and option to purchase from the transferring Stockholder and any purported transferee all of such Shares or other equity interests for a purchase price per share equal to the Buyout Price. Any such purchase by the Company will be effected in accordance with the procedures set forth in Section 2 of this Agreement (and references to the Repurchase Right in such Section 2 shall be deemed to refer to the option described in this Section 4 and references to termination of employment in Section 2 shall be deemed to refer to a prohibited transfer as described in this Section 4).

         5.       Restrictive Legend. All certificates representing Shares or
                  ------------------
other equity interests subject to this Agreement will bear a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  "The Shares represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the Company and the registered owner of this certificate (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Treasurer of the Company."

         6.       Adjustments for Splits, Dividends, etc. If from time to time
                  --------------------------------------
during the term of the Repurchase Right there is any split-up, dividend, distribution or other reclassification of the Shares, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his ownership of the Shares or other Company securities will be immediately subject to the Repurchase Right, the restrictions on transfer and the other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Buyout Price shall be appropriately adjusted.

         7.       Withholding Taxes.
                  -----------------

                  (a) The Stockholder acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Stockholder any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Stockholder.

                  (b) If the Stockholder elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Stockholder.

         8.       Severability. The invalidity or unenforceability of an
                  ------------
provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement will be severable and enforceable to the extent permitted by law.

         9.       Waiver. Any provision contained in this Agreement may be
                  ------
waived, either generally or in any particular instance, by the Board of Directors of the Company.

         10.      Binding Effect. This Agreement is binding upon and shall inure
                  --------------
to the benefit of the Company and the Stockholder and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of this Agreement.

         11.      No Rights To Employment. Nothing contained in this Agreement
                  -----------------------
is to be construed as giving the Stockholder any right to be retained, in any position, as an employee of or consultant to the Company.

         12.      Notice. All notices required or permitted hereunder must be in
                  ------
writing and are deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party to this Agreement at the address shown beneath such party's signature to this Agreement, or at such other address as one party will designate to the other in accordance with this Section 12.

         13.      Entire Agreement. This Agreement constitutes the entire
                  ----------------
agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

         14.      Amendment. This Agreement may be amended or modified only by a
                  ---------
written instrument executed by both the Company and the Stockholder.

         15.      Governing Law. This Agreement is to be construed, interpreted
                  -------------
and enforced in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                            ON TECHNOLOGY CORPORATION


                                            By:
                                               ---------------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------

                                            STOCKHOLDER:


                                            ------------------------------------
                                            Name:

                                            Address:
                                                    ----------------------------

                            ON TECHNOLOGY CORPORATION

                         2002 DIRECTOR STOCK OPTION PLAN

      1. Purpose. This Non-Qualified Stock Option Plan, to be known as the 2002
         -------
Director Stock Option Plan (hereinafter, this "Plan") is intended to promote the interests of ON Technology Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

      2. Available Shares. The total number of shares of Common Stock, par value
         ----------------
$.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 400,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

      3. Administration. This Plan shall be administered by the Board or by a
         --------------
committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

      4. Automatic Grant of Options. Subject to the availability of shares under
         --------------------------
this Plan, each person who is a member of the Board and who is not an employee or officer of the Company (a "Non-Employee Director") shall, commencing in 2003 and each year thereafter, on the date of the annual meeting of the stockholders of the Company, be automatically granted on such date, without further action by the Board, an option to purchase 12,500 shares of the Company's Common Stock. Options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to any person under this Plan.

      The number of shares covered by options granted under this paragraph 4 shall be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders present, or represented, and voting on such matter at the first meeting of Stockholders of the Company following the Approval Date (as hereinafter defined), then the Plan and the options granted pursuant to this Section 4 shall terminate and become void, and no further options shall be granted under this Plan.

      5. Option Price. The purchase price of the stock covered by an option
         ------------
granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

      6. Period of Option. Unless sooner terminated in accordance with the
       ----------------
provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

      7. (a) Vesting of Shares. Options granted under this Plan shall not be
             ------------------
exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable, in accordance with the following schedule, provided that the optionee has continuously served as a member of the Board through such vesting date:



 Percentage of Option
 Shares for which
 Option Will be Exercisable                                      Date of Vesting
 --------------------------                                      ---------------

              33 1/3%                    One year from the date of grant

              66 2/3%                    Two years from the date of grant

              100%                       Three years from the date of grant

      The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

         (b) Non-transferability of Options. Any option granted pursuant to
                  -------------------------------
this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the optionee's lifetime only by him or her.

      8. Termination of Option Rights.
              ----------------------------

         (a) In the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

         (b) In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

      9. Exercise of Option. Subject to the terms and conditions of this Plan
         ------------------
and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to the Secretary of the Company, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred
(100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

10.       Adjustments Upon Changes in Capitalization and Other Events.
          ---------------------------------------------------------------
Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

          (a) Stock Dividends and Stock Splits. If the shares of Common
              --------------------------------
      Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          (b) Recapitalization Adjustments. If the Company is to be
              ----------------------------
      consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full thirty (30) days prior to the effective date of such event. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

          (c) Issuances of Securities. Except as expressly provided herein, no
              ------------------------
      issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

              (d) Adjustments. Upon the happening of any of the foregoing
                  -----------
      events, the class and aggregate number of shares set forth in paragraphs 2 and 4 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

      11. Restrictions on Issuance of Shares. Notwithstanding the provisions
          ----------------------------------
of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:


            (i) The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

           (ii) Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

      12. Legend on Certificates. The certificates representing shares issued
          ----------------------
pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933, as amended, or any state securities laws.

      13. Representation of Optionee. If requested by the Company, the optionee
          --------------------------
shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933, as amended).

      14. Option Agreement. Each option granted under the provisions of this
          ----------------
Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

      15. Termination and Amendment of Plan. Options may no longer be granted
          ---------------------------------
under this Plan after February 6, 2012, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not,
                               --------  -------
without approval of the stockholders, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 10), (b) materially modify the requirements as to eligibility to participate in this Plan or (c) materially increase benefits accruing to option holders under this Plan. Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

      16. Withholding of Income Taxes. Upon the exercise of an option, the
          ---------------------------
Company, in accordance with Section 3402(a) of the Internal Revenue Code of 1986, as amended, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee's gross income.

      17. Compliance with Regulations. It is the Company's intent that the Plan
          --------------------------
comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof. If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

      18. Governing Law. The validity and construction of this Plan and the
          -------------
instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Date Approved by Board of Directors of the Company: February 6, 2002 (the "Approval Date")


Date Approved by Stockholders of the Company:

                            ON TECHNOLOGY CORPORATION

       Waltham Woods, 880 Winter Street, Building Four, Waltham, MA 02451


                       SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 16, 2002

The undersigned, hereby appoints as Proxies Robert L. Doretti and Steven R. Wasserman, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of capital stock of ON Technology Corporation (the "Company") held of record by the undersigned on March 19, 2002, at the Annual Meeting of Stockholders to be held on May 16, 2002 and at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 and 5.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

--------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.

--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------                  -----------------------------

-------------------------                  -----------------------------

-------------------------                  -----------------------------

PLEASE MARK VOTES AS IN THIS EXAMPLE: [ X ]

                            ON TECHNOLOGY CORPORATION

RECORD DATE SHARES:

1. To elect the following two individuals as Class I Directors to serve until the Company's Annual Meeting of Stockholders held in 2005 and their successors are duly elected and qualified.

                                      FOR      WITHHOLD
         John Cassarini               [ ]        [ ]
         Paul C. O'Brien              [ ]        [ ]

                                                                       FOR             AGAINST          ABSTAIN
2. To ratify the selection of Arthur Andersen LLP as the               [ ]               [ ]              [ ]
independent auditors of the Company for the fiscal year ending
December 31, 2002.

3.   To approve an amendment to the Company's Certificate of           [ ]               [ ]              [ ]
Incorporation to increase the number of shares of authorized
Common Stock from 30,000,000 to 50,000,000.

4.   To approve the adoption of a 2002 Employee and Consultant         [ ]               [ ]              [ ]
Stock Option Plan.

5.   To approve the adoption of a 2002 Directors Stock Option          [ ]               [ ]              [ ]
Plan.

6.   In their discretion, the Proxies are authorized to                [ ]               [ ]              [ ]
transact such other business that may properly come before the
Annual Meeting or any postponement or adjournment thereof.

Please be sure to sign and date this Proxy.          Date:
                                                          ----------------------



------------------------------------------          ----------------------------
Stockholder sign here                                Co-owner sign here

DETACH CARD                                                                                             DETACH CARD

                            ON TECHNOLOGY CORPORATION

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Card. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. This is discussed in detail in the enclosed proxy materials. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 16, 2002. Thank you in advance for your prompt consideration of these matters.

Sincerely,

ON Technology Corporation